SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 11, 2000



                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



               Delaware                  1-9494            13-3228013
    (State or other jurisdiction      (Commission        (I.R.S. Employer
           of incorporation)           File Number)       Identification
                                                             Number)

727 Fifth Avenue, New York, New York                          10022
(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (212) 755-8000

Item 5:  Other Events.

         On October 11, 2000, Registrant issued the following press release announcing its third quarter to-date sales are strong and earnings are projected to exceed expectations:


NEW YORK, October 11, 2000 - Tiffany & Co. (NYSE-TIF) announced that it expects third quarter sales to increase at least 15% over 1999 and expects net earnings to be at least 21 cents per diluted share, or 40% higher than 15 cents per diluted share in 1999's third quarter. Prior year earnings are adjusted for a two-for-one stock split in July 2000. The published First Call consensus of security analysts' estimates is 19 cents per diluted share.

Speaking at a conference of institutional investors in New York, Michael J. Kowalski, president and chief executive officer, said, "Tiffany's performance largely reflects strong comparable store sales growth in August and September in the U.S. and Japan, our two largest markets. I'm pleased to provide this update for the quarter and, based on these trends, we are maintaining our expectation for a strong upcoming holiday season."

Tiffany's third quarter ends on October 31. Results will be reported on November 15 and a conference call that day at 8:30 a.m. (EST) will be broadcast on the Internet at www.shareholder.com/tiffany and www.vcall.com.

Tiffany & Co. is the internationally renowned jeweler and specialty retailer. Sales are made primarily through TIFFANY & CO. stores and boutiques in the Americas, Asia-Pacific, Europe and the Middle East. Direct Marketing includes Tiffany's corporate division, catalog and Internet sales. Additional information can be found on Tiffany's Web site, www.tiffany.com and on its shareholder information line (800) TIF-0110.

This press release contains certain "forward-looking" statements concerning sales and margins. Actual results might differ materially from those projected in the forward-looking statements. Information concerning factors that could cause actual results to differ materially are set forth in Tiffany's 1999 Annual Report and in Form 10-K and 10-Q Reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

                                      # # #

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TIFFANY & CO.


                                        BY: /s/ Patrick B. Dorsey
                                            _________________________________
                                            Patrick B. Dorsey
                                            Senior Vice President,
                                            General Counsel and Secretary
Date: October 12, 2000